EXHIBIT 99.1
                                                                    ------------


To:     Chairman,  Board  of  Directors,  I/OMagic  Corporation
Cc:     Cora  Lo

I am hereby resigning my position on the Board of Directors of I/OMagic Corporation as of May 2, 2005. I have a conflict on interest if I continue my position on the board while employed at my new company.

I  wish  the  company  continued  success.

Sincerely,

Tony  Andrews


/s/Tony  Andrews

5/2/2005